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                                                                    Exhibit 99.2

MARCHFIRST PROVIDES HISTORICAL PRO FORMA ANNUAL FINANCIAL
STATEMENTS

CHICAGO (March 23) -- MarchFirst (Nasdaq: MRCH - news), the new global Internet professional services company created by the merger of Whittman-Hart and USWeb/CKS, today released pro forma income statements for fiscal years 1999 and 1998 to reflect purchase business combinations consummated by the individual companies during 1998 and 1999 as if each combination was consummated on January 1, 1998. These pro forma income statements exclude the effects of the purchase accounting adjustments related to the March 1, 2000 merger of Whittman-Hart, Inc. and USWeb/CKS Corp.

On February 18, 2000, the Company released a presentation of combined historical financial information for fiscal years 1999 and 1998 for illustrative purposes. This information had been reported to reflect the new reporting classifications to be adopted for the combined company's future financial reports.

About MarchFirst MarchFirst is a leading global Internet professional services firm that creates winners in the new digital economy by helping companies build visionary business models, brands, systems and processes. This multi-disciplinary approach empowers companies to fundamentally transform their business, drive innovation and become market leaders. The Company has more than 8,500 employees in 14 countries worldwide.

                  WHITTMAN-HART, INC. AND USWEB/CKS CORPORATION
                    ILLUSTRATIVE PRO FORMA INCOME STATEMENTS
                        (In millions, except share data)
                                   (Unaudited)

                                              For the quarters ended
                                   March 31,    June 30,     Sept. 30,    Dec. 31,
                                    1999         1999         1999         1999
     Revenues                      $249.3       $262.5       $297.2       $322.1
     Cost of services               140.1        150.6        159.6        169.9
     Provision for
      (recovery of)
      loss on contract               11.2        (15.7)         8.6          2.9
                                    -----        -----       ------       ------
         Gross profit                98.0        127.6        129.0        149.3

     Sales and marketing             14.9         16.0         16.7         18.3
     General and
      administrative                 75.1         78.8         89.4         99.4
     Stock compensation              43.1         35.3         33.5         47.9
     Amortization of
      intangible assets              48.1         47.1         37.2         36.9
     Merger and
      integration costs               8.0          1.6          0.4          2.6
                                    -----        -----       ------       ------
     Loss from operations           (91.2)       (51.2)       (48.2)       (55.8)

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     Other income, net                2.5          2.7          3.0         28.5
                                 --------       ------       ------       ------
     Net loss before
      the provision
      for income taxes              (88.7)       (48.5)       (45.2)       (27.3)

     Provision for
      income taxes                    6.6          7.6          8.0          9.4
                                 --------       ------       ------       ------
     Net loss                      $(95.3)      $(56.1)      $(53.2)      $(36.7)
                                 --------       ------       ------       ------
                                 --------       ------       ------       ------

     Supplemental Data:

     Net loss before
      provision for
      income taxes                 $(88.7)      $(48.5)      $(45.2)      $(27.3)
     Provision for
      (recovery of)
      loss on contract               11.2        (15.7)         8.6          2.9
     Stock compensation              43.1         35.3         33.5         47.9
     Amortization of
      intangible assets              48.1         47.1         37.2         36.9
     Merger and integration
      costs                           8.0          1.6          0.4          2.6
     Acquired in process
      technology                      0.8          1.4           --           --
     Gain on sale of
      investment                       --           --           --        (24.7)
     Provision for
      income taxes                   (8.4)        (8.6)       (13.9)       (15.7)
                                 --------       ------       ------       ------
     Supplemental net
      income                        $14.1        $12.6        $20.6        $22.6
                                 --------       ------       ------       ------
                                 --------       ------       ------       ------


                                                     For the years ended
                                                December 31,     December 31,
                                                    1999             1998
    Revenues                                     $1,131.1           $822.8
    Cost of services                                620.2            472.9
    Provision for (recovery of) loss on contract      7.0              9.9
                                                 --------           ------
    Gross profit                                    503.9            340.0

    Sales and marketing                              65.9             55.6
    General and administrative                      342.7            275.2
    Stock compensation                              159.8            119.8
    Amortization of intangible assets               169.3            229.0
    Merger and integration costs                     12.6             29.6
                                                 --------           ------
    Loss from operations                           (246.4)          (369.2)

    Other income, net                                36.7             10.0
                                                 --------           ------
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    Net loss before the provision for
     income taxes                                  (209.7)          (359.2)

    Provision for income taxes                       31.6             28.9
                                                 --------          -------
    Net loss                                      $(241.3)         $(388.1)
                                                 --------          -------
                                                 --------          -------
    Supplemental Data:

    Net loss before provision for income taxes    ($209.7)         $(359.2)
    Provision for (recovery of) loss on contract      7.0              9.9
    Stock compensation                              159.8            119.8
    Amortization of intangible assets               169.3            229.0
    Merger and integration costs                     12.6             29.6
    Acquired in process technology                    2.2             25.5
    Gain on sale of investment                      (24.7)              --
    Provision for income taxes                      (46.6)           (21.0)
                                                 --------           ------
    Supplemental net income                         $69.9            $33.6
                                                 --------           ------
                                                 --------           ------

    Note: These pro forma income statements reflect the combined company's new income statement reporting classifications. In addition, these pro forma income statements reflect purchase business combinations consummated by the individual companies during 1998 and 1999 as if each combination was consummated on January 1, 1998. These pro forma income statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations in future periods or the results that actually would have been realized had Whittman-Hart and USWeb/CKS been a combined company during the periods presented. These pro form income statements exclude the effects of the purchase accounting adjustments related to the March 1, 2000 merger of Whittman-Hart, Inc. and USWeb/CKS Corp.